WCM Focused International Growth Fund Investor Class Shares – WCMRX Institutional Class Shares – WCMIX	WCM China Quality Growth Fund Investor Class Shares – WCQGX Institutional Class Shares – WCMCX
WCM Focused Emerging Markets Fund Investor Class Shares – WFEMX Institutional Class Shares – WCMEX	WCM Sustainable Developing World Fund Investor Class Shares – WCMUX Institutional Class Shares – WCMDX
WCM Focused Global Growth Fund Investor Class Shares – WFGGX Institutional Class Shares – WCMGX	WCM Sustainable International Fund Investor Class Shares – WESGX Institutional Class Shares – WCMMX
WCM International Small Cap Growth Fund Institutional Class Shares – WCMSX	WCM Focused International Value Fund Investor Class Shares – WLIVX Institutional Class Shares – WCMVX
WCM Small Cap Growth Fund Investor Class Shares – WCMNX Institutional Class Shares – WCMLX	WCM China A-Shares Growth Fund Investor Class Shares – WCASX Institutional Class Shares – WCMAX
WCM Focused Small Cap Fund Investor Class Shares – WCMJX Institutional Class Shares – WCMFX	WCM International Long-Term Growth Fund Investor Class Shares – WILGX Institutional Class Shares – WCMTX
WCM Focused International Opportunities Fund Investor Class Shares – WCFOX Institutional Class Shares – WCMOX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 6, 2021, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective July 30, 2021, Natixis Distribution, L.P., the Funds’ distributor, reorganized into a limited liability company (LLC). As a result, the firm’s name changed from Natixis Distribution, L.P. to Natixis Distribution, LLC. Accordingly, all references in the Prospectus and SAI to Natixis Distribution, L.P as distributor of the Funds are replaced with Natixis Distribution, LLC.

Please retain this Supplement with your records.